Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, C, K shares) Dated May 1, 2012

(as amended and restated January 31, 2013)

RS Money Market Fund

The Board of Trustees of RS Investment Trust has approved the liquidation of RS Money Market Fund (the “Fund”). Effective immediately, shares of the Fund will no longer be offered, except for sales to existing shareholders and certain intermediaries.

It is expected that the Fund will cease operations on or around May 17, 2013, and that the Fund will make a liquidating distribution in cash on or shortly thereafter. A shareholder of record at the time of the liquidation will receive a liquidating distribution of cash equal to the shareholders’ pro rata portion of the Fund’s net assets.

Prior to the liquidation, shareholders may redeem shares of the Fund and may exchange shares of the Fund for shares of the same class in other RS Funds. Effective immediately, contingent deferred sales loads (“CDSL”) that would normally apply upon redemptions of the Fund’s shares will be waived. Effectively immediately, if a shareholder exchanges shares of the Fund for shares of another RS Fund and then redeems the shares of the other RS Fund before the liquidation of the Fund, no CDSL will be incurred on that redemption.

February 15, 2013

Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Summary Prospectus for RS Money Market Fund

(A, C, K shares) Dated May 1, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. The Summary Prospectus incorporates by reference the Fund’s Prospectus, dated May 1, 2012, as supplemented January 31, 2013 and February 15, 2013, and SAI, dated May 1, 2012, as revised May 15, 2012 and supplemented June 19, 2012 and November 9, 2012, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2011.

The Board of Trustees of RS Investment Trust has approved the liquidation of RS Money Market Fund (the “Fund”). Effective immediately, shares of the Fund will no longer be offered, except for sales to existing shareholders and certain intermediaries.

It is expected that the Fund will cease operations on or around May 17, 2013, and that the Fund will make a liquidating distribution in cash on or shortly thereafter. A shareholder of record at the time of the liquidation will receive a liquidating distribution of cash equal to the shareholders’ pro rata portion of the Fund’s net assets.

Prior to the liquidation, shareholders may redeem shares of the Fund and may exchange shares of the Fund for shares of the same class in other RS Funds. Effective immediately, contingent deferred sales loads (“CDSL”) that would normally apply upon redemptions of the Fund’s shares will be waived. Effectively immediately, if a shareholder exchanges shares of the Fund for shares of another RS Fund and then redeems the shares of the other RS Fund before the liquidation of the Fund, no CDSL will be incurred on that redemption.

February 15, 2013